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                                                                    Exhibit 10.2

                             OPENWAVE SYSTEMS INC.

                                1996 STOCK PLAN/1/

     (As amended and restated in its entirety effective January 1, 2001).


     1.   Purposes of the Plan.  The purposes of this 1996 Stock Plan (the
          --------------------
"Plan") are to attract and retain the best available personnel for the Company, to provide additional incentive to personnel of the Company and its parent and subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options or nonstatutory stock options, as determined by the plan administrator at the time of grant of an option. Stock purchase rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Administrator" means the Board or any of its Committees
                -------------
appointed pursuant to Section 4 of the Plan.

          (b)  "Applicable Laws" means the legal requirements relating to the
                ---------------
administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

          (c)  "Board" means the Board of Directors of the Company.
                -----

          (d)  "Code" means the Internal Revenue Code of 1986, as amended, and
                ----
the regulations promulgated thereunder.

          (e)  "Committee" means the committee appointed by the Board in
                ---------
accordance with paragraph (a) of Section 4 of the Plan.

          (f)  "Common Stock" means the common stock of the Company.
                ------------

          (g)  "Company" means Openwave Systems Inc., a Delaware corporation.
                -------

          (h)  "Consultant" means any person, including an advisor, who is
                ----------
engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services.

          (i)  "Director" means a member of the Board.
                --------

___________________
/1/ Formerly known as the Phone.com 1996 Stock Plan.
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          (j)  "Disability" means total and permanent disability as defined in
                ----------
Section 22(e)(3) of the Code.

          (k)  "Employee" means any person (including if appropriate, any Named
                --------
Executive, Officer or Director) employed by the Company or any Parent or Subsidiary, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (l)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended, and the rules and regulations promulgated thereunder.

          (m)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales
            ------
price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange or system on the day of determination or, if the stock exchange or national market system on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination;

               (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination or, if the stock exchange or national market system on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                                       2
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          (n)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (o)  "Named Executive" means any individual who, on the last day of
                ---------------
the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (p)  "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

          (q)  "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16(a) of the Exchange Act.

          (r)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (s)  "Optioned Stock" means the Common Stock subject to an Option or a
                --------------
Stock Purchase Right.

          (t)  "Optionee" means the holder of an outstanding Option, Stock
                --------
Purchase Right or Restricted Stock.

          (u)  "Parent" means a "parent corporation", whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (v)  "Plan" means this 1996 Stock Plan.
                ----

          (w)  "Reporting Person" means an Officer, Director, or a greater than
                ----------------
ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (x)  "Restricted Stock" means shares of Common Stock acquired pursuant
                ----------------
to a grant of a Stock Purchase Right under Section 12 below.

          (y)  "Service Provider" means an Employee, Director or Consultant.
                ----------------

          (z)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 14 below.

          (aa) "Stock Purchase Right" means the right to purchase Common Stock
                --------------------
pursuant to Section 12 below.

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          (bb) "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

          (cc) "Ten Percent Holder" means a person who owns stock representing
                ------------------
more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 14 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 22,593,850 Shares, plus an automatic annual increase on the first day of each of the Company's fiscal years beginning in 2000 and ending in 2006 equal to the lesser of (i) 3,000,000 Shares, (ii) four percent (4%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or
(iii) such lesser number of Shares as is determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, become available for future grant under the Plan (unless the Plan shall have been terminated). Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  General.  The Plan shall be administered by the Board or a
               -------
Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Optionees and, if permitted by Applicable Laws, the Board may authorize one or more officers (who may (but need not) be Officers) to grant Options or Stock Purchase Rights to Service Providers.

          (b)  Administration With Respect to Reporting Persons. With respect to
               ------------------------------------------------
Options granted to Reporting Persons and Named Executives, the Plan may (but need not) be administered so as to permit such Options to qualify for the exemption set forth in Rule 16b-3 under the Exchange Act and to qualify as performance-based compensation under Section 162(m) of the Code.

          (c)  Committee Composition. If a Committee has been appointed pursuant
               ---------------------
to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws and, in the case of a Committee administering the Plan pursuant to Section 4(b) above, to the extent permitted or required by Rule 16b-3 under the Exchange Act and Section 162(m) of the Code.

          (d)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each Option or Stock Purchase Right granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder, which terms and conditions include, but are not limited to, the exercise or purchase price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 10(f) instead of Common Stock;

               (viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights;

               (ix)   to modify or amend each Option or Stock Purchase Right;
and

               (x) to make all other determinations deemed necessary or advisable for administering the Plan.

          (e)  Effect of Administrator's Decision.  All decisions,
               ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   Eligibility.
          -----------

          (a)  Recipients of Grants.  Nonstatutory Stock Options and Stock
               --------------------
Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. A Service Provider who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

          (b)  Type of Option.  Each Option shall be designated in the written
               --------------
option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c)  Employment Relationship.  The Plan shall not confer upon any
               -----------------------
Optionee any right with respect to continuation of employment or service with the Company, nor shall it interfere in any way with such Optionee's right or the Company's right to terminate his or her employment or service with the Company at any time, with or without cause.

     6.   Term of Plan.  The Plan became effective in September 1996 and shall
          ------------
continue in effect for a term of ten (10) years unless sooner terminated under
Section 16 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the written option agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written option agreement.

     8.   Limitation on Grants to Employees.
          ---------------------------------

          (a) Subject to adjustment as provided in Section 14 below, the maximum number of Shares which may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 2,000,000 Shares.

          (b) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsection (a) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     9.   Option Exercise Price and Consideration.

          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i)    In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time of grant of such Incentive Stock Option, is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                      (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Stockholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan, and reflected in the written option agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company or its authorized agent. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under
Section 9(b) of the Plan and as set forth in the written option agreement. Until the Company or its duly authorized agent has issued the stock certificate evidencing such Shares (or transmitted such Shares via electronic delivery to the Optionee's brokerage account), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate or electronic Share delivery promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued or the date the Shares are electronically delivered to the Optionee's brokerage account, as applicable, except as provided in Section 14 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment. In the event of termination of an
               -------------------------
Optionee's employment or service with the Company, such Optionee may, but only within such period of time as determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. A termination shall be deemed to occur and this Section 10(b) shall apply if (i) the Optionee is a Consultant or non-Employee Director at the time grant and who subsequently becomes an Employee or (ii) the Optionee is an Employee at the time grant and who subsequently becomes a Consultant or non-Employee Director.

          (c)  Disability of Optionee.
               ----------------------

               (i) Notwithstanding the provisions of Section 10(b) above, in the event of termination of an Optionee's employment or service with the Company as a result of his or her Disability, such Optionee may, but only within twelve
(12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

               (ii) Notwithstanding the provisions of Section 10(b) above, in the event of termination of an Optionee employment or service with the Company as a result of any disability other than a Disability such Optionee may, but only within six (6) months from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent such Optionee was entitled to exercise it at the date of such termination; provided, however, that if such Optionee fails to exercise any Incentive Stock Option within three (3) months from the date of termination of employment, such Option shall be treated for federal income tax purposes as a Nonstatutory Stock Option. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

               (iii) A termination shall be deemed to occur and this Section 10(c) shall apply if (i) the Optionee is a Consultant or non-Employee Director at the time grant and who subsequently becomes an Employee or (ii) the Optionee is an Employee at the time grant and who subsequently becomes a Consultant or non-Employee Director.

          (d)  Death of Optionee.  In the event of Optionee's death while a
               -----------------
Service Provider, his or her Option may be exercised, at any time within twelve
(12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee's estate or the person who acquired the right to exercise the Option by bequest or inheritance does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (e)  Extension of Exercise Period.  The Administrator shall have full
               ----------------------------
power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's status as a Service Provider from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the option agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the option agreement; provided, further, that if such Option is an Incentive Stock Option and Optionee fails to exercise such Option within three (3) months from the date of termination of employment, such Option shall be treated for federal income tax purposes as a Nonstatutory Stock Option.

          (f)  Buyout Provisions. The Administrator may at any time offer to buy
               -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11.  Non-Transferability of Options and Stock Purchase Rights.  Unless
          --------------------------------------------------------
otherwise provided by the Administrator, Options and Stock Purchase Rights are not transferable in any manner otherwise than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by the Optionee. The Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to option agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to Applicable Laws.

     12.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase.  Stock Purchase Rights may be issued either
               ------------------
alone, in addition to, or in tandem with Options and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the Optionee in writing of the terms, conditions and restrictions related to the Stock Purchase Right, including the number of Shares that such Optionee shall be entitled to purchase, the price to be paid, if any, and the time within which such Optionee must exercise the Stock Purchase Right, which shall in no event exceed 30 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a restricted stock purchase agreement in the form determined by the Administrator.

          (b)  Repurchase Option. Unless the Administrator determines otherwise,
               -----------------
the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Optionee's employment or service with the Company for any reason (including death or Disability).

The purchase price for Shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the Optionee, if any, and may be paid by cash or cancellation of purchase money indebtedness of the Optionee to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. A termination shall be deemed to occur and this
Section 12(b) shall apply if (i) the Optionee is a Consultant or non-Employee Director at the time grant and who subsequently becomes an Employee or (ii) the Optionee is an Employee at the time grant and who subsequently becomes a Consultant or non-Employee Director.

          (c)  Other Provisions.  The restricted stock purchase agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of restricted stock purchase agreements need not be the same with respect to each Optionee.

          (d)  Rights as a Stockholder.  Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

     13.  Taxes.
          -----

          (a) As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Optionee (or in the case of the Optionee's death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of Option or Stock Purchase Right and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

          (b) In the case of an Optionee who is an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

          (c) In the case of an Optionee other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Optionee shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise. For purposes of this Section 13, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax
                                                                       ---
Date").
----

          (d) If permitted by the Administrator, in its discretion, an Optionee may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, applicable to the exercise.

          (e) Any election or deemed election by an Optionee to have Shares withheld to satisfy tax withholding obligations under Section 13(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by an Optionee under Section 13(d) above must be made on or prior to the applicable Tax Date.

          (f) In the event an election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the applicable Tax Date.

     14.  Adjustments Upon Changes in Capitalization, Dissolution or
          ----------------------------------------------------------
          Liquidation, or Merger or Asset Sale.
          ------------------------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
stockholders of the Company, the number of Shares covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least

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

fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c)  Merger or Sale of Assets.  In the event of a proposed merger of
               ------------------------
the Company with or into another corporation or a sale of all or substantially all of the Company's assets, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the merger or sale of assets.

          (d)  Certain Distributions.  In the event of any distribution to the
               ---------------------
Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

     15.  Time of Granting Options and Stock Purchase Rights.  The date of grant
          --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     16.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuance or termination (other than an adjustment made pursuant to Section 14 above) shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options and Stock Purchase Rights already granted and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law,

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

including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     18.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.  Agreements.  Options and Stock Purchase Rights shall be evidenced by
          ----------
written agreements in such form as the Board shall approve from time to time.

     20.  Stockholder Approval.  If required by the Applicable Laws, continuance
          --------------------
of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

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